Exhibit 99.1

NEWS RELEASE	800 Gessner • Suite 500 • Houston, TX 77024

AT GROUP 1:	President and CEO	Earl J. Hesterberg	(713) 647-5700
	Senior Vice President and CFO	John C. Rickel	(713) 647-5700
	Manager, Investor Relations	Kim Paper Canning	(713) 647-5700

AT Fleishman-Hillard:	Investors	John Roper	(713) 513-9505

AT Pierpont Communications:	Media	Clint L. Woods	(713) 627-2223

FOR IMMEDIATE RELEASE
TUESDAY, OCT. 27, 2009
GROUP 1 AUTOMOTIVE DOUBLES PROFITABILITY IN THIRD QUARTER 2009
Operating Margins Improved; Full-Year Guidance Revised
HOUSTON, Oct. 27, 2009 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported third-quarter adjusted net income from continuing operations of $16.8 million, or $0.71 per diluted share, for the period ended Sept. 30, 2009, as compared to the 2008 adjusted results of $8.2 million, or $0.37 per diluted share. For comparison purposes, as shown in the attached reconciliation table, the adjusted 2009 third-quarter results excluded net after-tax gains of $1.5 million, or $0.07 per diluted share, for an income tax benefit related to tax elections that reduced the tax liability for prior-period items; non-cash asset impairment charges, primarily related to real estate holdings; and, gains on debt redemptions. The adjusted 2008 third-quarter results excluded net after-tax charges of $30.0 million, or $1.33 per diluted share, for non-cash asset impairment and lease termination charges, and gains on debt redemptions. Including the one-time items, net income from continuing operations was $18.3 million, or $0.78 per diluted share, for the quarter ended Sept. 30, 2009.
“Our strong third-quarter performance validates that Group 1’s business model is flexible enough to react quickly to changes in market conditions,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “The cost reductions and inventory controls we implemented in the first half of the year have positioned Group 1 to benefit from any improvement in new vehicle volumes, as demonstrated this quarter.”
Third-Quarter Operating Highlights
•	Group 1 retailed 25,057 new vehicles during the quarter, including 4,874 under the government’s CARS program.

•	Group 1’s same-store gross margin improved 100 basis points, to 17.0 percent, from third quarter 2008. The gross margin improvement was attributed to improved new vehicle, total used vehicle and the parts and service margins, as well as the continued mix shift to the more profitable segments of the business.

•	Same-store new vehicle margins expanded 90 basis points from the second-quarter, to 6.7 percent, as lower inventory and stronger demand combined to provide a more favorable selling environment.

•	Same-store used vehicle gross profit improved $228 per wholesale unit, from the prior-year quarter, as limited supply increased valuations, while retail gross margins fell 30 basis points, to 10.3 percent, as more vehicles were sourced at auction.

•	Group 1’s same-store parts and service business improved on both a year-over-year and sequential basis, with a gross margin of 53.7 percent.

•	On a consolidated basis, Group 1’s selling, general and administrative (SG&A) expenses were reduced $26.7 million in the quarter, bringing the total expense reduction to $112.8 million year to date.

Group 1 Automotive, Inc.
•	Operating margin improved to 3.4 percent.

•	Generated $54.8 million in adjusted operating cash flow during the quarter and $100.7 million year to date.
Corporate Development Update
Year to date, Group 1 has added three franchises with estimated annual revenues of approximately $46.7 million and has disposed of eight franchises with annual revenues of $126.2 million.
Group 1’s Balance Sheet Strengthened
Group 1 reported its new vehicle inventory stood at $298.7 million on Sept. 30, reflecting a $75.7 million reduction from the second quarter and a $370.6 million reduction from the prior-year period. In addition, the company reduced non-floorplan debt by $37.1 million during the quarter, primarily reflecting the payoff of its outstanding acquisition line borrowings of $30.0 million and repurchases of $5.0 million of its 2.25 percent convertible bonds. The company ended the quarter with overall immediately available funds of $85.9 million and overall available liquidity of $232.8 million.
“With the strong operating cash that the company generated this year, we continued to strengthen Group 1’s balance sheet by reducing total non-floorplan debt by $112.4 million during the nine-month period,” said John C. Rickel, Group 1’s senior vice president and chief financial officer.
2009 Full-Year Guidance Revised
Group 1 has revised its 2009 full-year earnings guidance to a range of $1.66 to $1.76 per diluted share under the following assumptions:
•	Industry seasonally adjusted annual sales rate (SAAR) of 10.0 to 10.2 million vehicles

•	Total year-over-year reduction in SG&A expenses of $120 million at projected SAAR levels

•	Tax rate of 38.0 percent

•	Estimated average diluted shares outstanding of 23.4 million

•	Capital expenditures of approximately $20 million

•	Guidance includes the impact of APB 14-1 and excludes the impact of future acquisitions, dispositions with their potential exit costs, and any potential one-time items
Fourth-quarter same-store assumptions:
•	New vehicle margins of 6.0 percent to 6.5 percent

•	Used vehicle retail margins of 10.0 percent to 10.5 percent

•	Used vehicle wholesale margins at about break-even

•	Flat parts and service revenues

•	Finance and insurance gross profit of $925 to $950 per retail unit
Third-Quarter Earnings Conference Call (REPLAY NUMBER UPDATED)
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the third-quarter financial results and the company’s 2009 outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com through the Investor Relations section. A replay will be available for 30 days.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 877.795.3648
International: 719.325.4752

Group 1 Automotive, Inc.
Participant Passcode: 8845933
A telephonic replay will be available following the call through Nov. 3 by dialing:
Domestic: 888.203.1112
International: 719.457.0820 (UPDATED)
Replay Passcode: 8845933
About Group 1 Automotive, Inc.
Group 1 owns and operates 96 automotive dealerships, 128 franchises, and 23 collision service centers in the United States and the United Kingdom that offer 31 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.
Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements,” which are statements related to future, not past, events. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks” or “will.” Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. These factors, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K under the headings “Business—Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook.
FINANCIAL TABLES TO FOLLOW

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
REVENUES:
New vehicle retail sales	$728,089	$877,669	(17.0)%	$1,883,973	$2,737,732	(31.2)%
Used vehicle retail sales	254,716	262,443	(2.9)	729,345	865,031	(15.7)
Used vehicle wholesale sales	43,151	58,689	(26.5)	112,536	193,412	(41.8)
Parts and service	183,254	188,576	(2.8)	547,224	572,165	(4.4)
Finance and insurance	37,509	46,597	(19.5)	102,213	152,012	(32.8)

Total revenues	1,246,719	1,433,974	(13.1)%	3,375,291	4,520,352	(25.3)%

COST OF SALES:
New vehicle retail sales	679,470	821,964	(17.3)%	1,770,900	2,561,863	(30.9)%
Used vehicle retail sales	228,445	234,527	(2.6)	652,640	771,132	(15.4)
Used vehicle wholesale sales	41,872	59,623	(29.8)	109,205	195,081	(44.0)
Parts and service	84,911	88,241	(3.8)	256,756	263,667	(2.6)

Total cost of sales	1,034,698	1,204,355	(14.1)%	2,789,501	3,791,743	(26.4)%

GROSS PROFIT	212,021	229,619	(7.7)%	585,790	728,609	(19.6)%
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	162,466	189,209	(14.1)	466,813	579,608	(19.5)
DEPRECIATION AND AMORTIZATION EXPENSE	6,666	6,734	(1.0)	19,541	19,049	2.6
ASSET IMPAIRMENTS	702	48,086	(98.5)	2,837	48,086	(94.1)

OPERATING INCOME (LOSS)	42,187	(14,410)	392.8%	96,599	81,866	18.0%

OTHER INCOME (EXPENSE):
Floorplan interest expense	(7,523)	(11,236)	(33.0)	(24,342)	(35,636)	(31.7)
Other interest expense, net	(7,318)	(9,202)	(20.5)	(21,857)	(27,981)	(21.9)
Gain on redemption of long-term debt	598	495	20.8	8,211	904	808.3
Other income (expense), net	(4)	(41)	(90.2)	(6)	273	(102.2)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	27,940	(34,394)	181.2%	58,605	19,426	201.7%

BENEFIT FROM (PROVISION FOR) INCOME TAXES	(9,600)	12,577	(176.3)	(21,808)	(8,059)	170.6

INCOME (LOSS) FROM CONTINUING OPERATIONS	18,340	(21,817)	184.1%	36,797	11,367	223.7%

DISCONTINUED OPERATIONS:
Loss related to discontinued operations	—	—	—	—	(3,481)	(100.0)
Income tax benefit related to loss on discontinued operations	—	—	—	—	1,478	(100.0)

LOSS RELATED TO DISCONTINUED OPERATIONS	—	—	—	—	(2,003)	(100.0)

NET INCOME (LOSS)	$18,340	$(21,817)	184.1%	$36,797	$9,364	$293.0%

DILUTED INCOME (LOSS) PER SHARE:
Income (loss) per share from continuing operations	$0.78	$(0.96)	181.3%	$1.58	$0.50	216.0%
Loss per share related to discontinued operations	—	—	—	—	(0.09)	(100.0)

Income (loss) per share	$0.78	$(0.96)	181.3%	$1.58	$0.41	285.4%

Weighted average diluted shares outstanding	23,503	22,716	3.5%	23,240	22,641	2.6%

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)

	September 30,	December 31,
	2009	2008	% Change
	(Unaudited)
ASSETS:

CURRENT ASSETS:
Cash and cash equivalents	$14,882	$23,144	(35.7)%
Contracts in transit and vehicle receivables, net	67,045	102,834	(34.8)
Accounts and notes receivable, net	52,667	67,350	(21.8)
Inventories	471,189	845,944	(44.3)
Deferred income taxes	15,504	18,474	(16.1)
Prepaid expenses and other current assets	31,781	38,878	(18.3)

Total current assets	653,068	1,096,624	(40.4)
PROPERTY AND EQUIPMENT, net	492,191	514,891	(4.4)
GOODWILL AND OTHER INTANGIBLES	656,013	655,784	0.0
OTHER ASSETS	17,924	20,815	(13.9)

Total assets	$1,819,196	$2,288,114	(20.5)%

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable — credit facility	$374,441	$738,551	(49.3)%
Offset account related to floorplan notes payable - credit facility	(71,010)	(44,859)	58.3
Floorplan notes payable — manufacturer affiliates	89,654	128,580	(30.3)
Current maturities of long-term debt	13,663	13,594	0.5
Accounts payable	69,633	74,235	(6.2)
Accrued expenses	89,518	94,395	(5.2)

Total current liabilities	565,899	1,004,496	(43.7)
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 and $224,500, respectively)	130,449	155,333	(16.0)
8.25% SENIOR SUBORDINATED NOTES	73,189	72,962	0.3
MORTGAGE FACILITY, net of current maturities	179,669	168,583	6.6
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	19,670	50,444	(61.0)
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	38,125	39,401	(3.2)
ACQUISITION LINE	—	50,000	(100.0)
DEFERRED INCOME TAXES	25,643	2,768	826.4
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	37,455	44,655	(16.1)
OTHER LIABILITIES	26,925	27,135	(0.8)
DEFERRED REVENUES	6,743	10,220	(34.0)

STOCKHOLDERS’ EQUITY:
Common stock	261	261	—
Additional paid-in capital	348,913	351,405	(0.7)
Retained earnings	473,884	437,087	8.4
Accumulated other comprehensive loss	(30,615)	(38,109)	(19.7)
Treasury stock	(77,014)	(88,527)	(13.0)

Total stockholders’ equity	715,429	662,117	8.1

Total liabilities and stockholders’ equity	$1,819,196	$2,288,114	(20.5)%

KEY DEBT COVENANT METRICS: *
Senior secured leverage ratio (must be less than 2.75)	1.11	1.49
Total leverage ratio (must be less than 4.50)	2.80	3.46
Fixed charge coverage ratio (must be greater than 1.25)	1.93	1.59
Current ratio (must be greater than 1.15)	1.39	1.18

*	Refer to website, www.group1auto.com, for debt covenant calculation definitions.

Group 1 Automotive, Inc.
Consolidated Statements of Adjusted Cash Flows from Continuing Operations
(Unaudited)
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Income from continuing operations	$18,340	$(21,817)	$36,797	$11,367
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Asset Impairments	702	48,086	2,837	48,086
Depreciation and amortization	6,666	6,734	19,541	19,049
Deferred income taxes	8,177	(11,533)	23,078	9,279
Amortization of debt discount and issue costs	1,270	2,593	5,413	7,664
Stock based compensation	1,940	1,508	7,367	4,894
Excess tax benefits from stock-based compensation	(175)	454	348	276
Gain on redemption of long-term debt	(598)	(495)	(8,211)	(904)
Other	708	(426)	(1,213)	(137)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Contracts-in-transit and vehicle receivables	11,762	57,025	35,909	101,207
Inventories	69,500	72,535	373,146	28,261
Floorplan notes payable — manufacturer affiliates	4,265	(29,744)	(39,454)	(33,266)
Floorplan notes payable — credit facility	(83,806)	(66,949)	(364,109)	(10,366)
Accounts payable and accrued expenses	2,251	(16,615)	(15,478)	(17,043)
Accounts and notes receivable	6,997	11,663	20,865	10,693
Deferred revenues	(913)	(1,867)	(3,477)	(4,705)
Prepaid expenses and other assets	7,668	3,108	7,304	18,320

Adjusted net cash provided by operating activities, from continuing operations	$54,754	$54,260	$100,663	$192,675

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

		Three Months Ended,		Nine Months Ended,
		September 30,		September 30,
		2009	2008	2009	2008
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
Eastern	Massachusetts	16.6%	12.9%	15.2%	12.1%
	New Jersey	6.2	7.1	6.6	6.9
	New Hampshire	4.6	3.9	4.1	3.6
	New York	3.5	4.0	4.1	4.2
	Georgia	3.5	3.4	3.6	3.4
	Louisiana	3.1	2.9	3.2	3.2
	Mississippi	1.9	1.6	1.8	1.6
	Florida	1.3	2.3	1.6	2.5
	Maryland	0.9	0.8	0.9	0.5
	Alabama	0.6	0.9	0.6	0.9
	South Carolina	0.3	0.3	0.3	0.3

		42.5	40.1	42.0	39.2

Central	Texas	31.6	31.0	32.1	32.1
	Oklahoma	8.2	9.6	8.4	9.5
	Kansas	1.2	1.4	1.2	1.3

		41.0	42.0	41.7	42.9

Western	California	14.2	16.2	14.1	16.2

International	United Kingdom	2.3	1.7	2.2	1.7

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		38.4%	34.2%	36.2%	34.9%
Nissan/Infiniti		14.1	13.5	12.9	13.1
Honda/Acura		12.2	14.5	13.0	14.2
BMW/Mini		9.2	9.4	9.5	8.5
Ford		8.0	9.8	8.6	10.3
Mercedes-Benz		4.8	6.0	5.4	5.7
Chrysler		4.4	5.1	5.7	5.9
GM		3.4	4.9	3.7	4.8
Other		5.5	2.6	5.0	2.6

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT OTHER MIX:
Import		62.4%	56.8%	58.5%	56.8%
Luxury		22.5	25.4	24.4	24.3
Domestic		15.1	17.8	17.1	18.9

		100.0%	100.0%	100.0%	100.00%

Car		62.2%	56.4%	59.1%	57.9%
Truck		37.8	43.6	40.9	42.1

		100.0%	100.0%	100.0%	100.0%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
REVENUES:
New vehicle retail sales	$728,089	$877,669	(17.0)%	$1,883,973	$2,737,732	(31.2)%

Used vehicle retail sales	254,716	262,443	(2.9)	729,345	865,031	(15.7)
Used vehicle wholesale sales	43,151	58,689	(26.5)	112,536	193,412	(41.8)

Total used	297,867	321,132	(7.2)	841,881	1,058,443	(20.5)
Parts and service	183,254	188,576	(2.8)	547,224	572,165	(4.4)
Finance and insurance	37,509	46,597	(19.5)	102,213	152,012	(32.8)

Total	$1,246,719	$1,433,974	(13.1)%	$3,375,291	$4,520,352	(25.3)%

GROSS MARGIN:
New vehicle retail sales	6.7%	6.3%		6.0%	6.4%

Used vehicle retail sales	10.3	10.6		10.5	10.9
Used vehicle wholesale sales	3.0	(1.6)		3.0	(0.9)
Total used	9.2	8.4		9.5	8.7
Parts and service	53.7	53.2		53.1	53.9
Finance and insurance	100.0	100.0		100.0	100.0
Total	17.0%	16.0%		17.4%	16.1%

GROSS PROFIT:
New vehicle retail sales	$48,619	$55,705	(12.7)%	$113,073	$175,869	(35.7)%

Used vehicle retail sales	26,271	27,916	(5.9)	76,705	93,899	(18.3)
Used vehicle wholesale sales	1,279	(934)	236.9	3,331	(1,669)	299.6

Total used	27,550	26,982	2.1	80,036	92,230	(13.2)
Parts and service	98,343	100,335	(2.0)	290,468	308,498	(5.8)
Finance and insurance	37,509	46,597	(19.5)	102,213	152,012	(32.8)

Total	$212,021	$229,619	(7.7)%	$585,790	$728,609	(19.6)%

UNITS SOLD:
Retail new vehicles sold	25,057	28,661	(12.6)%	62,942	89,548	(29.7)%

Retail used vehicles sold	14,175	15,057	(5.9)	41,181	48,945	(15.9)
Wholesale used vehicles sold	8,367	9,399	(11.0)	21,222	29,651	(28.4)

Total used	22,542	24,456	(7.8)%	62,403	78,596	(20.6)%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,940	$1,944	(0.2)%	$1,796	$1,964	(8.6)%

Used vehicle retail sales	1,853	1,854	(0.1)	1,863	1,918	(2.9)
Used vehicle wholesale sales	153	(99)	254.5	157	(56)	380.4
Total used	1,222	1,103	10.8	1,283	1,173	9.4
Finance and insurance (per retail unit)	$956	$1,066	(10.3)%	$982	$1,098	(10.6)%

OTHER:
SG&A expenses	$162,466	$189,209	(14.1)%	$466,813	$579,608	(19.5)%
SG&A as % revenues	13.0%	13.2%		13.8%	12.8%
SG&A as % gross profit	76.6%	82.4%		79.7%	79.5%
Operating margin	3.4%	(1.0)%		2.9%	1.8%
Pretax margin	2.2%	(2.4)%		1.7%	0.4%

Floorplan interest	$(7,523)	$(11,236)	(33.0)%	$(24,342)	$(35,636)	(31.7)%
Floorplan assistance	5,771	7,383	(21.8)	15,030	22,948	(34.5)

Net floorplan expense	$(1,752)	$(3,853)	(54.5)%	$(9,312)	$(12,688)	(26.6)%

Group 1 Automotive, Inc.
Additional Information — Same Store(1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
REVENUES:
New vehicle retail sales	$728,090	$865,836	(15.9)%	$1,871,662	$2,699,930	(30.7)%

Used vehicle retail sales	254,715	257,971	(1.3)	722,965	851,505	(15.1)
Used vehicle wholesale sales	43,149	57,755	(25.3)	111,574	190,438	(41.4)

Total used	297,864	315,726	(5.7)	834,539	1,041,943	(19.9)
Parts and service	183,254	184,929	(0.9)	542,403	561,552	(3.4)
Finance and insurance	37,471	46,217	(18.9)	101,770	150,718	(32.5)

Total	$1,246,679	$1,412,708	(11.8)%	$3,350,374	$4,454,143	(24.8)%

GROSS MARGIN:
New vehicle retail sales	6.7%	6.4%		6.0%	6.4%

Used vehicle retail sales	10.3	10.6		10.5	10.8
Used vehicle wholesale sales	3.0	(1.2)		3.0	(0.6)
Total used	9.2	8.4		9.5	8.7
Parts and service	53.7	53.3		53.1	53.9
Finance and insurance	100.0	100.0		100.0	100.0
Total	17.0%	16.0%		17.4%	16.1%

GROSS PROFIT:
New vehicle retail sales	$48,620	$55,114	(11.8)%	$112,572	$173,670	(35.2)%

Used vehicle retail sales	26,273	27,363	(4.0)	76,023	92,273	(17.6)
Used vehicle wholesale sales	1,277	(696)	283.5	3,315	(1,189)	378.8

Total used	27,550	26,667	3.3	79,338	91,084	(12.9)
Parts and service	98,371	98,507	(0.1)	287,761	302,760	(5.0)
Finance and insurance	37,471	46,217	(18.9)	101,770	150,718	(32.5)

Total	$212,012	$226,505	(6.4)%	$581,441	$718,232	(19.0)%

UNITS SOLD:
Retail new vehicles sold	25,057	28,269	(11.4)%	62,608	88,318	(29.1)%

Retail used vehicles sold	14,175	14,792	(4.2)	40,935	48,130	(14.9)
Wholesale used vehicles sold	8,367	9,251	(9.6)	21,104	29,191	(27.7)

Total used	22,542	24,043	(6.2)%	62,039	77,321	(19.8)%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,940	$1,950	(0.5)%	$1,798	$1,966	(8.5)%

Used vehicle retail sales	1,853	1,850	0.2	1,857	1,917	(3.1)
Used vehicle wholesale sales	153	(75)	304.0	157	(41)	482.9
Total used	1,222	1,109	10.2	1,279	1,178	8.6
Finance and insurance (per retail unit)	$955	$1,073	(11.0)%	$983	$1,105	(11.0)%

OTHER:
SG&A expenses	$162,007	$185,822	(12.8)%	$462,735	$568,666	(18.6)%
SG&A as % revenues	13.0%	13.2%		13.8%	12.8%
SG&A as % gross profit	76.4%	82.0%		79.6%	79.2%
Operating margin	3.4%	(1.0)%		2.9%	1.9%
Floorplan interest	$(7,522)	$(11,070)	(32.1)%	$(24,253)	$(35,089)	(30.9)%
Floorplan assistance	5,771	7,272	(20.6)	15,011	22,578	(33.5)

Net floorplan expense	$(1,751)	$(3,798)	(53.9)%	$(9,242)	$(12,511)	(26.1)%

(1)	Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(Unaudited)
(Dollars in thousands, except per share amounts)
NET INCOME FROM CONTINUING OPERATIONS RECONCILIATION:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
Reported income (loss) from continuing operations	$18,340	$(21,817)	184.1%	$36,797	$11,367	223.7%
Adjustments:
Non-Cash asset impairment charges	461	30,174		1,726	30,174
Mortgage debt refinance charges	—	—		331	—
Gain on dealership disposition	—	—		(451)	—
Gain on debt redemption	(393)	(303)		(5,299)	(555)
Income tax benefit related to tax elections for prior periods	(1,604)	—		(1,604)	—
Lease termination charges	—	135		—	670

Adjusted net income from continuing operations (1)	$16,804	$8,189	105.2%	$31,500	$41,656	(24.4)%
DILUTED INCOME PER SHARE FROM CONTINUING OPERATIONS RECONCILIATION:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
Reported income (loss) per share from continuing operations	$0.78	$(0.96)	181.3%	$1.58	$0.50	216.0%
Adjustments:
Non-Cash asset impairment charges	0.02	1.33		0.08	1.33
Mortgage debt refinance charges	—	—		0.01	—
Gain on dealership disposition	—	—		(0.02)	—
Gain on debt redemption	(0.02)	(0.01)		(0.22)	(0.02)
Income tax benefit related to tax elections for prior periods	(0.07)	—		(0.07)	—
Lease termination charges	—	0.01		—	0.03

Adjusted diluted income per share from continuing operations (1)	$0.71	$0.37	91.9%	$1.36	$1.84	(26.1)%
CASH FLOWS FROM CONTINUING OPERATIONS RECONCILIATION:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
Net cash provided by operating activities, from continuing operations	$138,560	$121,209	14.3%	$464,772	$203,041	128.9%
Adjustments:
Change in floorplan notes payable-credit facility, excluding floorplan offset account	(83,806)	(66,949)		(364,109)	(10,366)

Adjusted net cash provided by operating activities, from continuing operations (1)	$54,754	$54,260	0.9%	$100,663	$192,675	(47.8)%

(1)	Adjusted net income from continuing operations, adjusted diluted earnings per share from continuing operations and adjusted net cash provided by operating activities, from continuing operations mean net income from continuing operations, diluted earnings per share from continuing operations and net cash provided by operating activities from continuing operations in accordance with GAAP, as the case may be, plus the adjustments noted above. We believe that these adjusted financial measures are relevant and useful to investors because they provide additional information regarding the performance of our operations and improve period-to-period comparability. These measures are not measures of financial performance under GAAP. Accordingly, they should not be considered as substitutes for their unadjusted counterparts, which are prepared in accordance with GAAP. Although we find these non-GAAP results useful in evaluating the performance of our business, our reliance on these measures is limited because the adjustments often have a material impact on our financial statements calculated in accordance with GAAP. Therefore, we typically use these adjusted numbers in conjunction with our GAAP results to address these limitations.